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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Select Funds Semi-Annual Report for the period ended June 30, 2009.

Baron Partners Fund

Baron Retirement Income Fund

Baron International Growth Fund

June 30, 2009

Baron Funds®

Semi-Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report you will find unaudited financial statements for Baron Partners Fund, Baron Retirement Income Fund and Baron International Growth Fund. The Securities and Exchange Commission requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer August 14, 2009	Linda S. Martinson President and Chief Operating Officer August 14, 2009	Peggy Wong Treasurer and Chief Financial Officer August 14, 2009

This Semi-Annual Financial Report is for the Baron Select Funds which currently has three series: Baron Partners Fund, Baron Retirement Income Fund and Baron International Growth Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund series, please visit the Funds’ website www.BaronFunds.com or contact us at 1-800-99BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website at www.BaronFunds.com.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

767 Fifth Avenue

NY, NY 10153

212-583-2100

Baron Partners Fund	June 30, 2009

Baron Partners Fund

Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON PARTNERS FUND† IN RELATION TO THE RUSSELL MIDCAP GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2009

						Retail Shares	Institutional Shares
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)	Since Inception (May 31, 2009)*
Baron Partners Fund — Retail Shares[1,2,3]	4.10%	-34.44%	-11.89%	0.84%	1.04%	10.77%	N/A
Baron Partners Fund — Institutional Shares[1,3]	N/A	N/A	N/A	N/A	N/A	N/A	0.32%
Russell MidCap Growth[1]	16.61%	-30.33%	-7.93%	-0.44%	0.02%	6.61%	0.46%
Russell MidCap[1]	9.96%	-30.36%	-9.25%	-0.11%	3.15%	8.83%	0.35%
Russell 2000[1]	2.64%	-25.01%	-9.89%	-1.71%	2.38%	6.82%	1.48%
S&P 500[1]	3.26%	-26.15%	-8.23%	-2.25%	-2.24%	6.86%	0.13%

*	Not annualized.

[1]

The Russell MidCap Growth, Russell MidCap, Russell 2000 and S&P 500 are unmanaged indexes. The Russell MidCap Growth measures the performance of those Russell MidCap companies classified as growth. The Russell MidCap measures the performance of mid-sized companies. The Russell 2000 measures the performance of 2,000 small companies. The S&P 500 measures the performance of larger-cap equities in the stock market in general. These indexes and the Baron Partners Fund are with dividends, which positively impact the performance results. The Russell MidCap Growth has replaced the Russell 2000 as the primary broad-based index for Baron Partners Fund. The Adviser believes that the Russell 2000 is not the appropriate broad-based index because the Russell 2000 includes only small-cap companies and Baron Partners Fund invests in companies of all sizes.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years it was a partnership, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]	Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

June 30, 2009	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (UNAUDITED)

Baron Partners Fund	Percent of Long Positions
Charles Schwab Corp.	6.8%
Fastenal Co.	6.1%
FactSet Research Systems, Inc.	5.8%
Arch Capital Group, Ltd.	5.5%
ITC Holdings Corp.	5.4%
Ecolab, Inc.	4.6%
Community Health Systems, Inc.	4.3%
Edwards Lifesciences Corp.	3.7%
Ritchie Bros. Auctioneers, Inc.	3.6%
Helmerich & Payne, Inc.	3.5%
49.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2009 (UNAUDITED)**

(as a percentage of long positions)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE†

Baron Partners Fund gained 4.10% for the six-month period ended June 30, 2009. The Fund underperformed its comparative indexes, the Russell MidCap Growth, which gained 16.61%, and the Russell MidCap, which gained 9.96%.

The Fund has performed well since it converted into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion on April 30, 2003 through June 30, 2009, the Fund gained an annualized 8.56% versus an annualized 5.42% for the Russell MidCap Growth and an annualized 5.84% for the Russell MidCap. Since its inception on January 31, 1992,* the Fund also has significantly outperformed both the Russell MidCap Growth and the Russell MidCap. Since its inception on January 31, 1992 through June 30, 2009, the Fund gained an annualized 10.77% compared to an annualized 6.61% for the Russell MidCap Growth and an annualized 8.83% for the Russell MidCap.

Baron Partners Fund uses value purchase disciplines to invest in all-cap companies that we believe have significant long-term growth opportunities. We believe that our independent research will identify investment opportunities that are attractively priced relative to their future prospects.

Baron Partners Fund underperformed the Russell MidCap Growth index for the six months ended June 30, 2009, mainly due to stock selection and to a lesser degree an overweighting in the Consumer Discretionary sector.** Relative performance was also poor due to stock selection in the Financials sector and underweighting in the Information Technology sector. Relative performance was helped by stock selection in the Health Care sector. Community Health had the most positive impact while Windy City Investments had the most negative impact on the Fund.

Community Health’s earnings from continuing operations grew during the period, which we attribute to excellent cost controls, strong same-store revenue per admission and the for-profit hospitals’ focus on physician recruiting. Investors were encouraged that despite rising unemployment, bad debt has been running lower than expected. There is evidence that Community is gaining share from challenged non-profit organizations. Given the industry’s depressed capital spending, we think Community can accelerate debt repayment and stock repurchase while remaining competitively positioned. Community stock also benefitted from growing optimism that hospitals will be net beneficiaries of healthcare reform.

The investment in Windy City was marked down due to the substantial decline in the firm’s assets under management.

The Fund expects to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability. The Fund may establish short positions in securities that we believe have limited growth prospects, are poorly managed, have a highly leveraged balance sheet or are over priced.

*	Please see Footnote 2 on page 2.

**	The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

†	Performance information reflects results of the Retail Shares.

Baron Retirement Income Fund	June 30, 2009

Baron Retirement Income Fund

Ticker Symbols:
Retail Shares: BRIFX
Institutional Shares: BRRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON RETIREMENT INCOME FUND† IN RELATION TO THE RUSSELL 2500 GROWTH, THE RUSSELL 2500 AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2009

						Retail Shares	Institutional Shares
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)	Since Inception (May 31, 2009)*
Baron Retirement Income Fund — Retail Shares[1,2,3]	11.48%	-25.42%	-3.41%	5.41%	2.37%	9.87%	N/A
Baron Retirement Income Fund — Institutional Shares[1,3]	N/A	N/A	N/A	N/A	N/A	N/A	1.60%
Russell 2500 Growth[1]	14.52%	-27.29%	-7.72%	-0.65%	0.66%	2.71%	2.34%
Russell 2500[1]	6.52%	-26.72%	-9.31%	-0.93%	3.67%	5.74%	1.14%
Russell 2000 Growth[1]	11.36%	-24.85%	-7.83%	-1.32%	-0.89%	0.71%	3.24%
S&P 500[1]	3.26%	-26.15%	-8.23%	-2.25%	-2.24%	4.25%	0.13%

*	Not annualized

[1]

The Russell 2500 Growth, Russell 2500, Russell 2000 Growth and S&P 500 are unmanaged indexes. The Russell 2500 Growth measures the performance of those Russell 2500 companies that are classified as growth. The Russell 2500 measures the performance of 2,500 small and medium-sized companies. The Russell 2000 Growth measures the performance of those Russell 2000 small companies that are classified as growth. The S&P 500 measures the performance of larger cap equities in the stock market in general. These indexes and Baron Retirement Income Fund are with dividends, which positively impact the performance results. The Russell 2500 Growth has replaced the Russell 2000 Growth as the primary broad-based index for Baron Retirement Income Fund. The Adviser believes that the Russell 2000 Growth is not the appropriate primary broad-based index because the Russell 2000 Growth includes only small-cap companies and Baron Retirement Income Fund invests in small and mid-cap companies.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years it was a partnership, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]	Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

June 30, 2009	Baron Retirement Income Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (UNAUDITED)

Baron Retirement Income Fund	Percent of Net Assets
MCSI, Inc.	5.8%
Charles Schwab Corp.	5.1%
Wynn Resorts, Ltd.	4.4%
Penske Automotive Group, Inc.	4.3%
Genesee & Wyoming, Inc., Cl A	4.1%
Eaton Vance Corp.	4.0%
Ritchie Bros. Auctioneers, Inc.	3.9%
C. H. Robinson Worldwide, Inc.	3.6%
Arch Capital Group, Ltd.	3.6%
Church & Dwight Co., Inc.	3.4%
42.2%

SECTOR BREAKDOWN AS OF JUNE 30, 2009 (UNAUDITED)**

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE†

For the six-month period ended June 30, 2009, Baron Retirement Income Fund gained 11.48%, underperforming the Russell 2500 Growth, which gained 14.52% and outperforming the Russell 2500, which gained 6.52%.

Since the Fund’s conversion on June 30, 2008 into an open-end mutual fund through June 30, 2009, which corresponds to the one-year period ending June 30, 2009, Baron Retirement Income Fund declined 25.42% versus a 27.29% drop for the Russell 2500 Growth and a 26.72% decline for the Russell 2500. Since its inception on May 31, 1996*, the Fund has significantly outperformed both the Russell 2500 Growth and the Russell 2500. Since its inception on May 31, 1996 through June 30, 2009, the Fund gained an annualized 9.87% compared to an annualized 2.71% for the Russell 2500 Growth and an annualized 5.74% for the Russell 2500.

The non-diversified Fund utilizes value purchase disciplines when investing primarily in small and mid-sized growth companies that we believe has significant long-term growth opportunities. We believe that our independent research will identify investment opportunities that are attractively priced relative to their future prospects. The Fund is unique when compared to other Baron Funds because it intends to make an annual distribution equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year. The Adviser anticipates that the annual distributions will be characterized as either dividend income, capital gains or return of capital, or some combination thereof.

The Fund underperformed the Russell 2500 Growth index for the six months ended June 30, 2009. The Fund underperformed the Russell 2500 Growth due to an underweighting in the Information Technology sector** and an overweighting and stock selection in the Industrials sector. The Fund’s stock selection and underweighting in the Health Care sector helped relative performance. Penske Automotive Group made the most positive contribution to the Fund, while T. Rowe Price Group had the most negative impact on results.

Despite a continued anemic demand environment for new cars and choppy trends with respect to vehicle financing, Penske Automotive has reported relatively healthy demand for its used cars and stable trends in its service and parts business as consumers have been holding on to their existing cars longer. In addition, the company repurchased a large portion of its convertible debt during the quarter which assuaged investor concerns about liquidity and reduced the company’s leverage profile. Penske’s balance sheet and liquidity profile are the best of the five other public dealers and its mix of brands — predominantly foreign and luxury nameplates — remain best in class, which we believe will enable the company to remain flexible and grow faster out of the current downturn.

T. Rowe Price performed poorly in the first quarter due to the steep continued decline in the markets and investors withdrawing assets. The lower asset base translated into lower earnings early in the year. However, the company used the downturn as an opportunity to repurchase shares, allowing for a sharp recovery in earnings power as performance and flows improved in the second quarter.

In 2009, the Fund expects to continue to establish positions in small and mid-sized businesses that, in its opinion, have favorable price-to-value characteristics based on its assessment of prospects for future growth and profitability.

*	Please see Footnote 2 on page 4.

**	The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

†	Performance information reflects results of the Retail Shares.

Baron International Growth Fund	June 30, 2009

Baron International Growth Fund

Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Summary of Investments by Country	7
Management’s Discussion of Fund Performance	7

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT

IN BARON INTERNATIONAL GROWTH FUND† IN RELATION TO THE MSCI AC WORLD EX USA IMI GROWTH NET (USD) AND THE MSCI AC WORLD EX USA NET (USD) INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2009

		Retail Shares	Institutional Shares
	Six Months*	Since Inception (December 31, 2008)*	Since Inception (May 31, 2009)*
Baron International Growth Fund — Retail Shares[1,2]	10.70%	10.70%	N/A
Baron International Growth Fund — Institutional Shares[1,2]	N/A	N/A	-0.45%
MSCI AC World ex USA IMI Growth Net (USD)[1]	13.80%	13.80%	-0.82%
MSCI AC World ex USA IMI Net (USD)[1]	15.38%	15.38%	-0.88%
MSCI AC World ex USA Net (USD)[1]	13.92%	13.92%	-1.10%

*	Not annualized.

[1]

The MSCI AC World ex USA IMI Growth Net Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large, mid, and small cap growth securities across developed and emerging markets, excluding the United States. The MSCI AC World ex USA IMI Net Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large, mid and small cap securities across developed and emerging markets, excluding the United States. The MSCI AC World ex USA Net Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]	Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

June 30, 2009	Baron International Growth Fund

TOP HOLDINGS AS OF JUNE 30, 2009 (UNAUDITED)

Baron International Growth Fund	Percent of Net Assets
Symrise AG	2.9%
Wincor Nixdorf AG	2.9%
Experian plc	2.8%
Julius Baer Holding, Ltd.	2.7%
Ryanair Holdings plc, ADR	2.5%
Gerresheimer AG	2.5%
Canon, Inc., ADR	2.4%
Nintendo Co., Ltd., ADR	2.4%
Compagnie Financiere Richemont SA	2.2%
Intertek Group plc	2.1%
25.4%

SECTOR BREAKDOWN AS OF JUNE 30, 2009 (UNAUDITED)**

(as a percentage of net assets)

SUMMARY OF INVESTMENTS BY COUNTRY AS OF JUNE 30, 2009 (UNAUDITED)

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE†

In the six-month period ending June 30, 2009, which corresponds to the Fund’s since-inception period from December 31, 2008 through June 30, 2009, Baron International Growth Fund gained 10.70%. The Fund underperformed the MSCI AC World ex USA IMI Growth Net which gained 13.80% for the six months ending June 30, 2009.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30% at time of purchase. The Fund may purchase securities of companies of any size, but expects to focus on small- and mid-sized growth companies with market capitalization of $10 billion or less at the time of purchase. The Fund seeks to purchase companies with the potential to increase in value 100% within four to five years based on our evaluation of the company’s prospects for future growth, profitability and competitive advantages. Of course, there can be no assurance that the Adviser will be successful in achieving its goals.

The Fund underperformed the MSCI AC World ex USA IMI Growth Net for the six months ended June 30, 2009 due to a large un-invested cash position, a consequence of the Fund commencing operations at the beginning of the year. Research in Motion made the most positive contribution to the Fund, while Barry Callebaut had the most negative impact on results.

Research in Motion, best known for its Blackberry smart phones, performed well in the first half, driven by improved gross margins, strong handset sales, and solid forward guidance. The company provided a more detailed road map for future handset introductions (i.e. the Tour) and introduced its leading enterprise security software, reinforcing its dominant position in the business market. We remain positive about Research in Motion and the continued growth of smart phones in the consumer and enterprise segments, which currently only have 15% penetration.

Barry Callebaut is an outsourced manufacturer of chocolate, serving many of the leading branded chocolate companies. In the first quarter chocolate volumes were slowed globally. Further, such weakness was exacerbated by an inventory drawdown similar to that seen in many other industries as a result of the credit crisis and related working capital rationing. We became concerned that high fixed costs and potential volume shortfalls could result in a substantial earnings impact and, thus, sold on concerns that this defensive stock may prove to be more cyclical than expected.

Through the remainder of the year, the Fund expects to continue making investments in non-U.S. companies that we believe have superior long-term growth prospects. The Adviser believes that there are exciting business prospects that are driven by the increasing demand for consumer goods and services in developing countries, which we think creates growth opportunities for both local businesses in those countries as well as for companies in developed countries that can help satisfy that demand.

*	Includes short-term investments.

**	The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

†	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2009

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2009

Shares		Cost	Value
Common Stocks (106.06%)
Consumer Discretionary (20.73%)
	Apparel, Accessories & Luxury Goods (1.83%)
1,120,000	Under Armour, Inc., Cl A1	$42,839,978	$25,065,600

	Broadcasting (1.07%)
650,000	Discovery Communications, Inc., Cl A1	14,306,305	14,657,500

	Casinos & Gaming (4.93%)
1,100,000	Penn National Gaming, Inc.[1]	33,022,418	32,021,000
1,000,000	Wynn Resorts, Ltd.[1]	19,067,838	35,300,000

		52,090,256	67,321,000

	Education Services (6.31%)
850,000	DeVry, Inc.	36,283,282	42,534,000
200,000	Strayer Education, Inc.	22,931,492	43,622,000

		59,214,774	86,156,000

	Internet Retail (1.32%)
420,000	Blue Nile, Inc.[1]	11,345,500	18,055,800

	Leisure Facilities (2.12%)
1,081,800	Vail Resorts, Inc.[1]	34,304,772	29,013,876

	Specialty Stores (3.15%)
2,500,000	Dick’s Sporting Goods, Inc.[1]	41,657,536	43,000,000

Total Consumer Discretionary		255,759,121	283,269,776

Energy (4.79%)
	Oil & Gas Drilling (3.84%)
1,699,510	Helmerich & Payne, Inc.	42,681,306	52,463,873

	Oil & Gas Exploration & Production (0.95%)
450,000	Concho Resources, Inc.[1]	13,859,047	12,910,500

Total Energy		56,540,353	65,374,373

Financials (24.55%)
	Asset Management & Custody Banks (3.04%)
1,550,000	Eaton Vance Corp.	47,720,998	41,462,500

	Investment Banking & Brokerage (8.24%)
5,750,000	Charles Schwab Corp.	67,222,728	100,855,000
550,000	Jefferies Group, Inc.[1]	10,794,398	11,731,500

		78,017,126	112,586,500

	Reinsurance (6.00%)
1,400,000	Arch Capital Group, Ltd.[1,2]	74,189,869	82,012,000

	Specialized Finance (5.23%)
1,300,000	Interactive Brokers Group, Inc., Cl A1	19,926,027	20,189,000
2,100,000	MSCI, Inc., Cl A1	57,146,328	51,324,000

		77,072,355	71,513,000

	Thrifts & Mortgage Finance (2.04%)
1,850,000	People’s United Financial, Inc.	32,088,288	27,824,000

Total Financials		309,088,636	335,398,000

Health Care (14.38%)
	Health Care Equipment (6.16%)
800,000	Edwards Lifesciences Corp.[1]	37,835,436	54,424,000
700,000	Zimmer Holdings, Inc.[1]	32,042,970	29,820,000

		69,878,406	84,244,000

	Health Care Facilities (4.62%)
2,500,000	Community Health Systems, Inc.[1]	73,423,017	63,125,000

	Life Sciences Tools & Services (3.60%)
700,000	Millipore Corp.[1]	40,354,444	49,147,000

Total Health Care		183,655,867	196,516,000

Shares		Cost	Value
Common Stocks (continued)
Industrials (21.60%)
	Aerospace & Defense (2.25%)
420,000	Precision Castparts Corp.	$26,431,407	$30,672,600

	Air Freight & Logistics (5.49%)
800,000	C. H. Robinson Worldwide, Inc.	20,066,739	41,720,000
1,000,000	Expeditors International of Washington, Inc.	29,243,699	33,340,000

		49,310,438	75,060,000

	Construction & Engineering (1.87%)
800,000	AECOM Technology Corp.[1]	21,960,966	25,600,000

	Diversified Support Services (3.86%)
2,250,000	Ritchie Bros. Auctioneers, Inc.[2]	56,702,089	52,762,500

	Research & Consulting Services (1.46%)
500,000	CoStar Group, Inc.[1]	19,068,649	19,935,000

	Trading Companies & Distributors (6.67%)
2,746,000	Fastenal Co.	102,590,276	91,084,820

Total Industrials		276,063,825	295,114,920

Information Technology (6.24%)
	Application Software (6.24%)
1,708,417	FactSet Research Systems, Inc.	99,500,539	85,198,756

Materials (7.96%)
	Industrial Gases (2.97%)
1,000,000	Airgas, Inc.	37,551,737	40,530,000

	Specialty Chemicals (4.99%)
1,750,000	Ecolab, Inc.	73,047,664	68,232,500

Total Materials		110,599,401	108,762,500

Utilities (5.81%)
	Electric Utilities (5.81%)
1,750,000	ITC Holdings Corp.	60,048,201	79,380,000

Total Common Stocks		1,351,255,943	1,449,014,325

Private Equity Investments (1.80%)
Consumer Discretionary (1.14%)
	Hotels, Resorts & Cruise Lines (1.14%)
1,250,000	Fontainebleau Resorts, LLC[1,3,4]	15,000,000	0
3,900,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3,4	39,000,000	15,600,000

Total Consumer Discretionary		54,000,000	15,600,000

Financials (0.66%)
	Asset Management & Custody Banks (0.66%)
6,014,997	Windy City Investments Holdings LLC[1,3,4]	38,319,447	9,022,495

Total Private Equity Investments		92,319,447	24,622,495

8	See Notes to Financial Statements.

June 30, 2009	Baron Partners Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2009

Shares		Cost	Value
Warrants (0.00%)
Consumer Discretionary (0.00%)
	Restaurants (0.00%)
6,124	Krispy Kreme Doughnuts, Inc. Warrants, Exp 03/02/2012[1]	$0	$0

Principal Amount
Corporate Bonds (0.56%)
Consumer Discretionary (0.56%)
	Casinos & Gaming (0.56%)
$8,694,000	Wynn Las Vegas, LLC, AD7, 6.625% due 12/01/2014[4]	7,199,312	7,694,190

Total Investments (108.42%)		$1,450,774,702	1,481,331,010

Liabilities Less Cash and Other Assets (-8.42%)			(115,023,263)

Net Assets			$1,366,307,747

Retail Shares (Equivalent to $12.70 per share based on 104,783,850 shares outstanding)			$1,330,660,142

Institutional Shares (Equivalent to $12.70 per share based on 2,806,451 shares outstanding)			$35,647,605

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At June 30, 2009, the market value of restricted and fair valued securities amounted to $24,622,495 or 1.80% of Net Assets. None of these securities are deemed liquid. See Note 8.
[4]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.

See Notes to Financial Statements.	9

Baron Retirement Income Fund	June 30, 2009

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2009

Shares		Cost	Value
Common Stocks (89.58%)
Consumer Discretionary (14.38%)
	Apparel, Accessories & Luxury Goods (1.38%)
40,000	Under Armour, Inc., Cl A1	$1,406,477	$895,200

	Casinos & Gaming (1.63%)
30,000	Wynn Resorts, Ltd.[1]	1,099,662	1,059,000

	Education Services (5.40%)
35,000	DeVry, Inc.	1,497,572	1,751,400
8,000	Strayer Education, Inc.	1,261,166	1,744,880

		2,758,738	3,496,280

	Internet Retail (3.32%)
50,000	Blue Nile, Inc.[1]	2,067,076	2,149,500

	Specialty Stores (2.65%)
100,000	Dick’s Sporting Goods, Inc.[1]	1,630,006	1,720,000

Total Consumer Discretionary		8,961,959	9,319,980

Consumer Staples (4.58%)
	Household Products (3.35%)
40,000	Church & Dwight Co., Inc.	2,038,763	2,172,400

	Personal Products (1.23%)
25,000	Mead Johnson Nutrition Co., Cl A1	600,000	794,250

Total Consumer Staples		2,638,763	2,966,650

Energy (4.15%)
	Oil & Gas Drilling (2.38%)
49,990	Helmerich & Payne, Inc.	2,034,014	1,543,191

	Oil & Gas Exploration & Production (1.77%)
40,000	Concho Resources, Inc.[1]	1,202,056	1,147,600

Total Energy		3,236,070	2,690,791

Financials (22.47%)
	Asset Management & Custody Banks (4.05%)
98,041	Eaton Vance Corp.	1,642,271	2,622,597

	Investment Banking & Brokerage (5.14%)
190,000	Charles Schwab Corp.	2,850,241	3,332,600

	Office REIT’s (1.87%)
4,500	Alexander’s, Inc.[1,3]	1,581,516	1,213,200

	Reinsurance (3.62%)
40,000	Arch Capital Group, Ltd.[1,2]	2,098,534	2,343,200

	Specialized Finance (7.79%)
85,000	Interactive Brokers Group, Inc., Cl A1	1,284,168	1,320,050
152,661	MSCI, Inc., Cl A1	4,078,402	3,731,035

		5,362,570	5,051,085

Total Financials		13,535,132	14,562,682

Health Care (11.52%)
	Health Care Distributors (2.96%)
40,000	Henry Schein, Inc.[1]	1,600,049	1,918,000

	Health Care Equipment (3.15%)
30,000	Edwards Lifesciences Corp.[1]	1,670,346	2,040,900

	Health Care Facilities (3.31%)
85,000	Community Health Systems, Inc.[1]	1,470,759	2,146,250

	Life Sciences Tools & Services (2.10%)
17,675	Mettler-Toledo International, Inc.[1]	829,695	1,363,626

Total Health Care		5,570,849	7,468,776

Shares		Cost	Value
Common Stocks (continued)
Industrials (20.57%)
	Aerospace & Defense (1.69%)
15,000	Precision Castparts Corp.	$1,111,126	$1,095,450

	Air Freight & Logistics (4.14%)
45,000	C. H. Robinson Worldwide, Inc.	1,654,173	2,346,750
10,000	Expeditors International of Washington, Inc.	427,469	333,400

		2,081,642	2,680,150

	Construction & Engineering (1.98%)
40,000	AECOM Technology Corp.[1]	1,241,453	1,280,000

	Diversified Support Services (6.11%)
50,000	Iron Mountain, Inc.[1]	1,145,833	1,437,500
107,644	Ritchie Bros. Auctioneers, Inc.[2]	2,739,875	2,524,252

		3,885,708	3,961,752

	Railroads (4.09%)
100,000	Genesee & Wyoming, Inc., Cl A1	3,101,975	2,651,000

	Trading Companies & Distributors (2.56%)
50,000	Fastenal Co.	2,169,716	1,658,500

Total Industrials		13,591,620	13,326,852

Information Technology (4.14%)
	Application Software (4.14%)
30,000	ANSYS, Inc.[1]	658,716	934,800
35,000	FactSet Research Systems, Inc.	1,982,041	1,745,450

Total Information Technology		2,640,757	2,680,250

Materials (5.67%)
	Industrial Gases (2.66%)
42,500	Airgas, Inc.	1,492,491	1,722,525

	Specialty Chemicals (3.01%)
50,000	Ecolab, Inc.	1,763,210	1,949,500

Total Materials		3,255,701	3,672,025

Utilities (2.10%)
	Electric Utilities (2.10%)
30,000	ITC Holdings Corp.	1,552,701	1,360,800

Total Common Stocks		54,983,552	58,048,806

Warrants (0.00%)
Consumer Discretionary (0.00%)
	Restaurants (0.00%)
1,332	Krispy Kreme Doughnuts, Inc. Warrants, Exp 03/02/2012[1]	0	0

Principal Amount
Convertible Bonds (6.23%)
Consumer Discretionary (6.23%)
	Automotive Retail (4.27%)
$2,900,000	Penske Automotive Group, Inc., 3.50% due 04/01/2026[3]	1,755,196	2,765,875

	Broadcasting (1.96%)
1,965,000	Central European Media Enterprises, Ltd., 144A, 3.50% due 03/15/2013[2,3]	864,497	1,269,881

Total Convertible Bonds		2,619,693	4,035,756

10	See Notes to Financial Statements.

June 30, 2009	Baron Retirement Income Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2009

Principal Amount		Cost	Value
Corporate Bonds (2.73%)
Consumer Discretionary (2.73%)
	Casinos & Gaming (2.73%)
$2,000,000	Wynn Las Vegas, LLC, AD7, 6.625% due 12/01/2014[3]	$1,706,797	$1,770,000

Short Term Investments (1.37%)
888,361	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2009, 0.00% due 07/01/2009; Proceeds at maturity - $888,361; (Fully collateralized by U.S. Treasury Bond, 11.75% due 11/15/2014; Market value - $935,091)	888,361	888,361

Total Investments (99.91%)		$60,198,403	64,742,923

Cash and Other Assets Less Liabilities (0.09%)			57,580

Net Assets			$64,800,503

Retail Shares (Equivalent to $6.99 per share based on 6,047,748 shares outstanding)			$42,300,494

Institutional Shares (Equivalent to $6.99 per share based on 3,216,599 shares outstanding)			$22,500,009

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2009, the market value of Rule 144A securities amounted to $1,269,881 or 1.96% of Net Assets.

See Notes to Financial Statements.	11

Baron International Growth Fund	June 30, 2009

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2009

Shares		Cost	Value
Common Stocks (86.50%)
Consumer Discretionary (14.67%)
	Advertising (1.15%)
14,600	JC Decaux SA1,2	$245,553	$231,749

	Apparel, Accessories & Luxury Goods (2.76%)
21,000	Compagnie Financiere Richemont SA2	380,490	436,409
75,000	Le Lis Blanc Deux Comercio e Confeccoes de Roupas SA2	108,264	120,566

		488,754	556,975

	Cable & Satellite (3.62%)
19,000	Liberty Global, Inc., Cl A1	289,101	301,910
140,000	Megacable Holdings S.A.B. de C.V.[1,2]	178,056	196,154
24,000	Net Servicos de Comunicacao SA, ADR[2]	166,007	233,760

		633,164	731,824

	Casinos & Gaming (1.00%)
50,000	PartyGaming plc[1,2]	204,596	201,537

	Education Services (3.36%)
25,000	ATA, Inc., ADR[1,2]	128,453	221,625
1,600	Educomp Solutions, Ltd.[1,2]	119,603	125,916
1,000	MegaStudy Co., Ltd.[2]	175,732	180,541
22,000	YBM Sisa.com, Inc.[2]	165,592	150,241

		589,380	678,323

	Hotels, Resorts & Cruise Lines (2.03%)
10,320	Accor SA2	440,405	409,059

	Internet Retail (0.75%)
40,000	Wotif.com Holdings, Ltd.[2]	138,965	151,491

Total Consumer Discretionary		2,740,817	2,960,958

Consumer Staples (3.17%)
	Agricultural Products (0.86%)
20,000	Viterra, Inc.[1,2]	173,452	173,666

	Drug Retail (1.07%)
38,000	China Nepstar Chain Drugstore, Ltd., ADR[2]	152,240	216,600

	Packaged Foods & Meats (1.24%)
151,500	Tingyi (Cayman Islands) Holding Corp.[2]	170,079	250,218

Total Consumer Staples		495,771	640,484

Energy (3.54%)
	Oil & Gas Equipment & Services (1.73%)
4,000	Core Laboratories N.V.[2]	357,568	348,600

	Oil & Gas Exploration & Production (1.81%)
9,500	Cairn Energy plc[1,2]	296,880	366,040

Total Energy		654,448	714,640

Financials (12.93%)
	Asset Management & Custody Banks (2.65%)
13,800	Julius Baer Holding AG2	395,517	535,718

	Consumer Finance (1.16%)
72,400	Banco Compartamos SA de CV2	128,306	233,118

	Diversified Banks (3.69%)
5,500	Credicorp, Ltd.[2]	289,551	320,100
15,022	Itau Unibanco Holding SA, ADR[2] (formerly Itau Unibanco Banco Multiplo SA, ADR)	191,080	237,798
10,000	Standard Chartered plc[2]	188,078	187,553

		668,709	745,451

	Life & Health Insurance (1.71%)
125	Sony Financial Holdings, Inc.[2]	409,958	346,058

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Reinsurance (1.89%)
6,500	Arch Capital Group, Ltd.[1,2]	$397,589	$380,770

	Specialized Finance (1.83%)
15,100	MSCI, Inc., Cl A1	293,070	369,044

Total Financials		2,293,149	2,610,159

Health Care (3.76%)
	Health Care Supplies (0.82%)
65,000	Shandong Weigao Group Medical Polymer Co., Ltd.[2]	146,586	166,902

	Life Sciences Tools & Services (2.53%)
23,000	Gerresheimer AG2	540,806	510,118

	Pharmaceuticals (0.41%)
25,000	Tongjitang Chinese Medicines Co., ADR[1,2]	103,905	82,250

Total Health Care		791,297	759,270

Industrials (13.43%)
	Aerospace & Defense (1.99%)
9,000	Thales SA2	417,352	402,442

	Airlines (2.53%)
18,000	Ryanair Holdings plc, ADR[1,2]	464,755	511,020

	Diversified Support Services (2.09%)
18,000	Ritchie Bros. Auctioneers, Inc.[2]	372,028	422,100

	Industrial Machinery (1.92%)
4,800	Fanuc, Ltd.[2]	321,647	386,651

	Research & Consulting Services (4.90%)
75,000	Experian plc[2]	476,937	560,499
25,000	Intertek Group plc[2]	435,102	428,986

		912,039	989,485

Total Industrials		2,487,821	2,711,698

Information Technology (25.87%)
	Application Software (5.67%)
4,933	Financial Technologies (India), Ltd.[2]	132,729	134,382
1,633,800	Kingdee International Software Group Co., Ltd.[2]	177,869	284,596
31,000	Net 1 UEPS Technologies, Inc.[1]	432,064	421,290
12,000	Solera Holdings, Inc.[1]	282,200	304,800

		1,024,862	1,145,068

	Communications Equipment (3.07%)
5,870	Research in Motion, Ltd.[1,2]	232,166	417,064
12,000	Tandberg ASA[2]	185,950	202,017

		418,116	619,081

	Computer Hardware (2.92%)
10,530	Wincor Nixdorf AG2	498,281	589,107

	Data Processing & Outsourced Services (3.07%)
38,000	Cia Brasileira de Meios de Pagamento[1,2]	293,074	326,767
19,000	Redecard SA2	204,437	292,345

		497,511	619,112

	Electronic Equipment & Instruments (3.90%)
20,000	Agilent Technologies, Inc.[1]	330,234	406,200
20,000	Ingenico SA2	341,237	381,575

		671,471	787,775

12	See Notes to Financial Statements.

June 30, 2009	Baron International Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2009

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Home Entertainment Software (2.39%)
13,990	Nintendo Co., Ltd., ADR[1,2]	$546,896	$482,235
	Internet Software & Services (0.57%)
10,000	Tencent Holdings, Ltd.[2]	73,421	116,257
	Office Electronics (2.42%)
15,000	Canon, Inc., ADR[2]	489,385	487,950
	Systems Software (1.86%)
11,000	Totvs SA2	268,950	375,274

Total Information Technology		4,488,893	5,221,859

Materials (7.20%)
	Fertilizers & Agricultural Chemicals (1.84%)
5,000	Monsanto Co.	420,025	371,700
	Gold (1.49%)
25,000	Gold Fields, Ltd., ADR[2]	277,002	301,250
	Specialty Chemicals (3.87%)
310	Givaudan SA2	201,527	189,872
40,000	Symrise AG2	494,498	590,319

		696,025	780,191

Total Materials		1,393,052	1,453,141

Telecommunication Services (1.02%)
	Wireless Telecommunication Services (1.02%)
10,800	NII Holdings, Inc.[1]	183,199	205,956

Utilities (0.91%)
	Water Utilities (0.91%)
48,900	Cascal N.V.[2]	185,385	183,375

Total Common Stocks		15,713,832	17,461,540

Principal Amount
Corporate Bonds (1.07%)
Telecommunication Services (1.07%)
	Alternative Carriers (1.07%)
$250,000	GC Impsat Holdings I plc, 144A, 9.875% due 02/15/2017[2,3]	184,906	216,250

Short Term Investments (17.51%)
3,533,171	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2009, 0.00% due 07/01/2009; Proceeds at maturity - $3,533,171; (Fully collateralized by U.S. Treasury Note, 5.00% due 02/15/2011; Market value -$3,715,098)	3,533,171	3,533,171

Total Investments (105.08%)		$19,431,909	21,210,961

Liabilities Less Cash and Other Assets (-5.08%)			(1,024,747)

Net Assets			$20,186,214

Retail Shares (Equivalent to $11.07 per share based on 437,707 shares outstanding)			$4,847,586

Institutional Shares (Equivalent to $11.08 per share based on 1,384,764 shares outstanding)			$15,338,628

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2009, the market value of Rule 144A securities amounted to $216,250 or 1.07% of Net Assets.

Summary of Investments by Country
Percentage of Net Assets
United Kingdom	9.6%
Brazil	8.9
Japan	8.4
Germany	8.4
United States	7.2
France	7.1
China	6.1
Switzerland	5.8
Canada	5.0
South Africa	3.6
Mexico	3.1
Ireland	2.5
Bermuda	1.9
Netherlands	1.7
Korea (Republic Of South)	1.6
Peru	1.6
Belgium	1.5
India	1.3
Norway	1.0
Australia	0.7
Hong Kong	0.6
Cash and Cash Equivalents*	12.4
100.0%

*	Includes short-term investments.

See Notes to Financial Statements.	13

Baron Select Funds	June 30, 2009

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 2009

	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund
Assets:
Investments in securities, at cost	$1,450,774,702	$59,310,042	$15,898,738
Repurchase agreements, at cost	—	888,361	3,533,171
Foreign currency, at cost	—	—	2,515

Investments in securities, at value	$1,481,331,010	$63,854,562	$17,677,790
Repurchase agreements, at value	—	888,361	3,533,171
Foreign currency, at value	—	—	2,502
Cash	287,519	—	—
Receivable for shares sold	658,862	23,101	9,201
Dividends and interest receivable	552,998	77,267	31,236
Receivable for securities sold	132,577	—	102,111
Prepaid expenses	25,112	265	143
Due from investment adviser (Note 4)	—	455	275

	1,482,988,078	64,844,011	21,356,429

Liabilities:
Payable for borrowings against line of credit	112,800,000	—	—
Payable for securities purchased	1,538,560	—	1,146,427
Payable for shares redeemed	2,095,961	—	8,314
Distribution fees payable (Note 4)	187	767	780
Accrued capital gains tax	—	—	1,147
Investment advisory fees payable (Note 4)	24	—	—
Accrued expenses and other payables	245,599	42,741	13,547

	116,680,331	43,508	1,170,215

Net Assets	$1,366,307,747	$64,800,503	$20,186,214

Net Assets consist of:
Paid-in capital	$2,093,802,634	$81,117,875	$18,301,574
Accumulated net investment income (loss)	(1,478,631)	613,331	53,872
Accumulated net realized gain (loss) on investments, short sells and foreign currency transactions	(756,572,564)	(21,475,223)	49,752
Net unrealized appreciation of investments, foreign capital gains tax and foreign currency transactions	30,556,308	4,544,520	1,781,016	[1]

Net Assets	$1,366,307,747	$64,800,503	$20,186,214

Retail Shares:
Net Assets	$1,330,660,142	$42,300,494	$4,847,586

Shares Outstanding ($0.01 par value; indefinite shares authorized)	104,783,850	6,047,748	437,707

Net Asset Value Per Share	$12.70	$6.99	$11.07

Institutional Shares:
Net Assets	$35,647,605	$22,500,009	$15,338,628

Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,806,451	3,216,599	1,384,764

Net Asset Value Per Share	$12.70	$6.99	$11.08

[1]	Net of accrued foreign capital gains tax of $1,147.

14	See Notes to Financial Statements.

June 30, 2009	Baron Select Funds

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund[1]
Investment income:
Income:
Interest	$1,277,948	$801,774	$15,470
Dividends	6,949,165	197,698	162,702
Taxes withheld on dividends	(62,500)	(2,906)	(9,475)

Total income	8,164,613	996,566	168,697

Expenses:
Investment advisory fees (Note 4)	6,615,746	286,388	78,364
Distribution fees — Retail Shares (Note 4)	1,648,289	68,206	16,780
Shareholder servicing agent fees and expenses — Retail Shares	490,080	14,114	8,133
Shareholder servicing agent fees and expenses — Institutional Shares	2,166	1,250	7,595
Reports to shareholders	341,084	610	7,315
Line of credit fees	256,416	—	—
Professional fees	25,430	16,055	15,565
Registration and filing fees	13,230	28,060	14,480
Trustee fees and expenses	51,130	1,397	819
Custodian fees	17,345	10,221	16,612
Administration fees	13,045	12,092	13,259
Insurance expense	20,547	538	258
Miscellaneous expenses	709	609	622

Total operating expenses	9,495,217	439,540	179,802
Interest expense	148,027	—	—

Total expenses	9,643,244	439,540	179,802
Expense reimbursements from Adviser — Retail Shares (Note 4)	—	(53,538)	(55,709)
Expense reimbursements from Adviser — Institutional Shares (Note 4)	—	(2,767)	(9,268)

Net expenses	9,643,244	383,235	114,825

Net investment income (loss)	(1,478,631)	613,331	53,872

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(104,574,073)	(1,952,998)	101,578
Short sells	(1,687,810)	—	—
Foreign currency transactions	—	—	(51,826)
Net change in unrealized appreciation of:
Investments	136,272,793	7,815,171	1,777,905 [2]
Foreign currency transactions	—	—	3,111

Net gain on investments	30,010,910	5,862,173	1,830,768

Net increase in net assets resulting from operations	$28,532,279	$6,475,504	$1,884,640

[1]	For the period January 1, 2009 (Commencement of Operations) to June 30, 2009.
[2]	Net of change in accrued foreign capital gains tax of $1,147.

See Notes to Financial Statements.	15

Baron Select Funds	June 30, 2009

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

JUNE 30, 2009

	Baron Partners Fund		Baron Retirement Income Fund		Baron International Growth Fund
	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008[1]	For the Period Ended June 30, 2009[2]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,478,631)	$(12,221,533)	$613,331	$5,234	$53,872
Net realized gain (loss)	(106,261,883)	(651,513,668)	(1,952,998)	(19,522,225)	49,752
Net change in unrealized appreciation (depreciation)	136,272,793	(790,500,304)	7,815,171	(9,565,818)	1,781,016

Increase (decrease) in net assets resulting from operations	28,532,279	(1,454,235,505)	6,475,504	(29,082,809)	1,884,640

Distributions to shareholders from (Note 10):
Net realized gain on investments	—	(92,544,363)	—	—	—
Return of capital	—	—	—	(3,551,393)	—

Decrease in net assets from distributions to shareholders	—	(92,544,363)	—	(3,551,393)	—

Capital share transactions (Note 11):
Proceeds from the sale of shares	123,728,476	707,757,623	2,229,419	18,886,522	9,689,094
Proceeds from shares issued in reorganization of Baron Investment Partners, L.P.	—	—	—	72,421,528	24,226,651
Exchanges-in	38,736,921	—	23,147,529	—	—
Net asset value of shares issued in reinvestment of distributions	—	85,684,169	—	3,432,665	(15,399,331)
Exchanges-out	(38,580,346)	—	(22,889,166)	—	—
Cost of shares redeemed	(287,404,392)	(1,129,440,844)	(3,463,849)	(2,805,447)	(214,840)

Increase (decrease) in net assets derived from capital share transactions	(163,519,341)	(335,999,052)	(976,067)	91,935,268	18,301,574

Increase (decrease) in net assets	(134,987,062)	(1,882,778,920)	5,499,437	59,301,066	20,186,214

Net Assets:
Beginning of period	1,501,294,809	3,384,073,729	59,301,066	—	—

End of period	$1,366,307,747	$1,501,294,809	$64,800,503	$59,301,066	$20,186,214

Accumulated net investment income (loss) at end of period	$(1,478,631)	$—	$613,331	$—	$53,872

[1]	For the period July 1, 2008 (Commencement of Operations) to December 31, 2008.
[2]	For the period January 1, 2009 (Commencement of Operations) to June 30, 2009.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2009
Baron Partners Fund
Cash Provided (Used) by Financing Activities:
Sales of capital shares	$165,776,152
Repurchase of capital shares	(331,276,632)

Cash used by capital share transactions	(165,500,480)
Increase in payable for borrowings against line of credit	112,800,000

(52,700,480)

Cash Provided (Used) by Operations:
Purchases of portfolio securities	(302,449,147)
Proceeds from sales of portfolio securities	358,128,689
Other decreases	(1,087,623)

54,591,919
Net investment loss	(1,478,631)
Net change in receivables/payables related to operations	(160,244)

52,953,044

Net increase in cash and cash equivalents	252,564
Cash beginning of period	34,955

Cash end of period	$287,519

Supplemental cash flow information:
Interest paid	$99,780

16	See Notes to Financial Statements.

June 30, 2009	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers three series (individually a “Fund” and collectively the “Funds”): Baron Partners Fund and Baron Retirement Income Fund, which are non-diversified and Baron International Growth Fund, which is diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron Retirement Income Fund also intends to make annual distributions equal to a minimum 4% of the Fund’s net assets per share measured as of December 31 of the preceding year. Baron International Growth Fund expects to invest its assets primarily in non-U.S. companies.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for accounts in the amount of $1 million or more and are intended for certain financial intermediaries that offer shares through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Investment income, realized and unrealized gains or losses on investment and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992, under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a Delaware statutory trust. Baron Partners Fund commenced operations on May 1, 2003 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Retirement Income Fund was organized originally as a limited partnership in May 1996, under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Retirement Income Fund commenced operations on July 1, 2008 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron International Growth Fund commenced operations on January 1, 2009.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Security Valuation. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

Baron Select Funds	June 30, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Foreign Currency Translations. Values of investments denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

d) Securities Lending. The Funds may loan securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

For the six months ended June 30, 2009, the Funds did not engage in any securities lending transactions.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale losses deferred.

i) Use of Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

j) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

June 30, 2009	Baron Select Funds

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

k) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Share Class Accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each class based on the relative proportion of net assets represented by such class. Fees and expenses attributable to a specific class are charged against the operations of that class.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2009 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$268,328,894	$245,316,863
Baron Retirement Income Fund	14,042,336	8,495,527
Baron International Growth Fund[1]	18,474,780	2,684,447

[1]	For the period January 1, 2009 (Commencement of Operations) to June 30, 2009.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. For Baron Partners Fund, Baron Retirement Income Fund and Baron International Growth Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.45%, 1.35% and 1.50% of average daily net assets of the Retail Shares, and to 1.20%, 1.10% and 1.25% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with the custodian bank to perform accounting and certain administrative services. The custodian bank is compensated for fund accounting based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit provided by a syndicate of banks (including the custodian bank) in the amount of $100 million. A commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. In addition, Baron Partners Fund has an uncommitted line of credit of $100 million with the custodian bank. Both lines of credit are to be used for investment purposes. Baron Partners Fund may borrow up to the lesser of $200 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings. For the six months ended June 30, 2009, interest expense incurred on these loans amounted to $148,027.

During the six months ended June 30, 2009, Baron Partners Fund had an average daily balance on the line of credit of $23.6 million at a weighted average interest rate of 1.27%. At June 30, 2009, Baron Partners Fund had an outstanding loan balance of $112,800,000.

6. SWAP CONTRACTS

The Funds may enter into equity swap transactions as a substitute for investing or selling short directly in securities. A swap transaction is entered into with a counterparty to exchange the returns on a particular security or a basket of securities. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount”. The counterparty will generally agree to pay the Funds the amount, if any, by which the

Baron Select Funds	June 30, 2009

6. SWAP CONTRACTS (Continued)

notional amount of the swap contract would have increased had it been invested or decreased if sold short in the particular stocks. Upon entering into the swap contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. During the period the swap contract is open, the Funds mark to market the underlying instruments, including accrued dividends and recognize any unrealized gain or loss. Net payments made or received periodically are recognized as realized gain or loss. Swap contracts may involve exposure to loss in excess of the amount recognized in the Statements of Assets and Liabilities. The notional amount reflects the exposure the Funds have in the underlying securities. These transactions are subject to credit risks in addition to the various risks related to the underlying securities. During the six months ended June 30, 2009, the Funds did not enter into any swap contracts.

7. SHORT SALES

The Funds may sell securities short. When the Funds sell short, the Funds record a liability for securities sold short and record an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Funds may incur dividend expense if a security that has been sold short declares a dividend. The Funds are exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

The Funds are required to maintain collateral in a segregated account for the outstanding short sales. Short sales involve elements of market risks and exposure to loss in excess of the amount recognized in the Statements of Assets and Liabilities. The Funds’ risk of loss in these types of short sales is unlimited because there is no limit to the cost of replacing the borrowed security. As of June 30, 2009, the Funds had no open short sales.

8. RESTRICTED SECURITIES

At June 30, 2009, investments in securities included securities that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2009, Baron Partners Fund held investments in restricted and illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
Name of Issuer	Acquisition Date	Value
Private Equity Investments
Fontainebleau Resorts, LLC	06/01/07	$0
Kerzner Intl. Holdings, Ltd., Cl A	09/27/06	15,600,000
Windy City Investments Holdings LLC	11/30/07	9,022,495

Total Restricted Securities:
(Cost $92,319,447) (1.80% of Net Assets)		$24,622,495

9. FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

June 30, 2009	Baron Select Funds

9. FAIR VALUE MEASUREMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$283,269,776	$—	$—	$283,269,776
Energy	65,374,373	—	—	65,374,373
Financials	335,398,000	—	—	335,398,000
Health Care	196,516,000	—	—	196,516,000
Industrials	295,114,920	—	—	295,114,920
Information Technology	85,198,756	—	—	85,198,756
Materials	108,762,500	—	—	108,762,500
Utilities	79,380,000	—	—	79,380,000

Total Common Stocks	1,449,014,325	—	—	1,449,014,325

Private Equity Investments
Consumer Discretionary	—	—	15,600,000	15,600,000
Financials	—	—	9,022,495	9,022,495

Total Private Equity Investments	—	—	24,622,495	24,622,495

Warrants
Consumer Discretionary	—	0	—	0

Corporate Bonds
Consumer Discretionary	—	7,694,190	—	7,694,190

Total Investments	$1,449,014,325	$7,694,190	$24,622,495	$1,481,331,010

Baron Select Funds	June 30, 2009

9. FAIR VALUE MEASUREMENTS (Continued)

	Baron Retirement Income Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$9,319,980	$—	$—	$9,319,980
Consumer Staples	2,966,650	—	—	2,966,650
Energy	2,690,791	—	—	2,690,791
Financials	14,562,682	—	—	14,562,682
Health Care	7,468,776	—	—	7,468,776
Industrials	13,326,852	—	—	13,326,852
Information Technology	2,680,250	—	—	2,680,250
Materials	3,672,025	—	—	3,672,025
Utilities	1,360,800	—	—	1,360,800

Total Common Stocks	58,048,806	—	—	58,048,806

Warrants
Consumer Discretionary	—	0	—	0

Convertible Bonds
Consumer Discretionary	—	4,035,756	—	4,035,756

Corporate Bonds
Consumer Discretionary	—	1,770,000	—	1,770,000

Short Term Investments	—	888,361	—	888,361

Total Investments	$58,048,806	$6,694,117	$—	$64,742,923

	Baron International Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$2,960,958	$—	$—	$2,960,958
Consumer Staples	640,484	—	—	640,484
Energy	714,640	—	—	714,640
Financials	2,610,159	—	—	2,610,159
Health Care	759,270	—	—	759,270
Industrials	2,711,698	—	—	2,711,698
Information Technology	5,221,859	—	—	5,221,859
Materials	1,453,141	—	—	1,453,141
Telecommunication Services	205,956	—	—	205,956
Utilities	183,375	—	—	183,375

Total Common Stocks	17,461,540	—	—	17,461,540

Corporate Bonds
Telecommunication Services	—	216,250	—	216,250

Short Term Investments	—	3,533,171	—	3,533,171

Total Investments	$17,461,540	$3,749,421	$—	$21,210,961

June 30, 2009	Baron Select Funds

9. FAIR VALUE MEASUREMENTS (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

BARON PARTNERS FUND

Investments in Securities	Balance as of December 31, 2008	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)	Balance as of June 30, 2009	Net change in unrealized appreciation (depreciation) from investments still held at June 30, 2009
Private Equity Investments
Consumer Discretionary	$22,625,000	$—	$—	$(7,025,000)	$—	$—	$15,600,000	$(7,025,000)
Financials	36,891,537	—	—	(27,869,042)	—	—	9,022,495	(27,869,042)

Total	$59,516,537	$—	$—	$(34,894,042)	$—	$—	$24,622,495	$(34,894,042)

10. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from generally accepted accounting principles. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment loss and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency gains and losses, partnership basis adjustments and net investment loss. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2009, the components of net assets on a tax basis were substantially as follows:

	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund
Cost of investments	$1,450,774,702	$60,198,403	$19,431,909

Gross tax unrealized appreciation	186,696,592	8,073,472	2,147,325
Gross tax unrealized depreciation	(156,140,284)	(3,528,952)	(366,309)

Net tax unrealized appreciation	30,556,308	4,544,520	1,781,016
Accumulated net investment income (loss)	(1,478,631)	613,331	53,872
Accumulated net realized gain (loss)	(756,572,564)	(21,475,223)	49,752
Paid-in capital	2,093,802,634	81,117,875	18,301,574

Net Assets	$1,366,307,747	$64,800,503	$20,186,214

As of December 31, 2008, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Retirement Income Fund
December 31, 2016	$385,544,204	$6,509,467

Baron Select Funds	June 30, 2009

10. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended June 30, 2009 and the fiscal year ended December 31, 2008 was as follows:

	Six Months Ended June 30,2009			Year Ended December 31, 2008
Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund
Retail Shares	$—	$—	$—	$21,725,651	$70,818,712	$—
Institutional Shares[2]	—	—	—	N/A	N/A	N/A
Baron Retirement Income Fund
Retail Shares	—	—	—	54,852	—	3,496,541
Institutional Shares[2]	—	—	—	N/A	N/A	N/A
Baron International Growth Fund
Retail Shares[3]	—	—	—	N/A	N/A	N/A
Institutional Shares[2]	—	—	—	N/A	N/A	N/A

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	For the period June 1, 2009 (commencement of operations) to June 30, 2009.
[3]	For the period January 1, 2009 (commencement of operations) to June 30, 2009.

In July 2006, FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006, and applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of FIN 48 and determined that there is no impact on the Funds’ financial statements.

Baron Partners Fund is required to pay U.S. federal income tax (currently, at a maximum rate of 35%) on its “net built-in gain” attributable to certain assets of Baron Capital Partners, L.P. (the predecessor partnership of Baron Partners Fund), to the extent that any such net built-in gain is realized during the ten-year period beginning on the date of the conversion of the predecessor partnership into the Fund. The Fund holds three securities at June 30, 2009 with a market value of $33,880,500 which may be subject to the tax on net built-in gain and reimbursement by the Adviser. The net built-in gain on these securities unrealized as of June 30, 2009 was $5,663,745.

11. CAPITAL SHARE TRANSACTIONS

At June 30, 2009, the Trust had an indefinite number of shares authorized with a par value of $.01 per share. Each Fund offers two classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
Baron Partners Fund	Shares	Amount	Shares	Amount
Retail Shares
Shares sold	10,719,329	$123,724,426	39,242,334	$707,757,623
Exchanges-in	176,833	2,122,669	—	—
Shares issued in reinvestment of distributions	—	—	4,562,518	85,684,169
Shares redeemed	(26,235,766)	(287,404,392)	(63,143,108)	(1,129,440,844)
Exchanges-out	(2,974,987)	(38,580,346)	—	—

Net decrease	(18,314,591)	$(200,137,643)	(19,338,256)	$(335,999,052)

Institutional Shares[1]
Shares sold	320	$4,050	—	$—
Exchanges-in	2,806,131	36,614,252	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Exchanges-out	—	—	—	—

Net increase	2,806,451	$36,618,302	—	$—

1.	For the period June 1, 2009 (commencement of operations) to June 30, 2009.

June 30, 2009	Baron Select Funds

11. CAPITAL SHARE TRANSACTIONS (Continued)

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008[2]
Baron Retirement Income Fund	Shares	Amount	Shares	Amount
Retail Shares
Shares sold	341,625	$2,225,319	2,022,741	$18,886,522
Exchanges-in	57,767	352,223	—	—
Shares issued in reorganization of Baron Investment Partners, L.P.	—	—	7,242,153	72,421,528
Shares issued in reinvestment of distributions	—	—	574,024	3,432,665
Shares redeemed	(578,658)	(3,463,849)	(381,386)	(2,805,447)
Exchanges-out	(3,230,518)	(22,889,166)	—	—

Net increase (decrease)	(3,409,784)	$(23,775,473)	9,457,532	$91,935,268

Institutional Shares[1]
Shares sold	596	$4,100	—	$—
Exchanges-in	3,216,003	22,795,306	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Exchanges-out	—	—	—	—

Net increase	3,216,599	$22,799,406	—	$—

	For the Six Months Ended June 30, 2009
Baron International Growth Fund	Shares	Amount
Retail Shares[3]
Shares sold	960,404	$9,682,484
Exchanges-in	882,473	8,827,320
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(21,000)	(214,840)
Exchanges-out	(1,384,170)	(15,399,331)

Net increase	437,707	$2,895,633

Institutional Shares[1]
Shares sold	594	$6,610
Exchanges-in	1,384,170	15,399,331
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Exchanges-out	—	—

Net increase	1,384,764	$15,405,941

[1]	For the period June 1, 2009 (commencement of operations) to June 30, 2009.
[2]	For the period July 1, 2008 (commencement of operations) to December 31, 2008.
[3]	For the period January 1, 2009 (commencement of operations) to June 30, 2009.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In accordance with the provision set forth in FAS 165 Subsequent Events, management has evaluated the possibility of subsequent events existing in the Funds’ financial statements through June 30, 2009. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

13. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 “Disclosure about Derivative Instruments and Hedging Activities” — an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative and hedging activities.

For the six months ended June 30, 2009, the Funds did not engage in any derivative transactions.

Baron Select Funds	June 30, 2009

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES							INSTITUTIONAL SHARES
	Six Months Ended June 30, 2009	Year Ended December 31,						Period Ended June 30, 2009[6]
		2008	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$10.00	$12.66

Income from investment operations:
Net investment loss	(0.01)[2]	(0.09)[2]	(0.21)[2]	(0.16)[2]	(0.13)	(0.06)	(0.10)	(0.00)[2,7]
Net realized and unrealized gain (loss) on investments	0.51	(10.74)	2.74	4.13	2.49	5.17	3.63	0.04

Total from investment operations	0.50	(10.83)	2.53	3.97	2.36	5.11	3.53	0.04

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00

Total distributions	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00

Net asset value, end of period	$12.70	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$12.70

Total return	4.10%[3]	(46.67)%	11.34%	21.55%	14.37%	42.35%	35.76%[3]	0.32%[3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,330.7	$1,501.3	$3,384.1	$2,403.1	$1,403.0	$632.7	$164.3	$35.6

Ratio of total expenses to average net assets	1.46%[4]	1.86%[5]	1.88%[5]	1.77%	1.62%	1.46%	1.77%[4]	1.26%[4]
Less: Ratio of interest expense to average net assets	(0.02)%[4]	(0.51)%	(0.57)%	(0.45)%	(0.27)%	(0.12)%	(0.37)%[4]	(0.09)%[4]

Ratio of operating expenses to average net assets	1.44%[4]	1.35%	1.31%	1.32%	1. 35%	1.34%	1.40%[4]	1.17%[4]

Ratio of net investment loss to average net assets	(0.22)%[4]	(0.49)%	(0.86)%	(0.80)%	(0.85)%	(0.83)%	(1.39)%[4]	(0.42)%[4]
Portfolio turnover rate	18.17%[3]	38.02%	32.95%	35.92%	37.62%	57.77%	36.67%[3]	18.17%[3]

[1]	For the period April 30, 2003 (Commencement of Operations) to December 31, 2003.
[2]	Based on average shares outstanding.
[3]	Not Annualized.
[4]	Annualized.
[5]	Benefit of expense reduction rounds to less than 0.01%.
[6]	For the period June 1, 2009 (Commencement of Operations) to June 30, 2009.
[7]	Less than $0.01 per share.

26	See Notes to Financial Statements.

June 30, 2009	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON RETIREMENT INCOME FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES		INSTITUTIONAL SHARES
	Six Months Ended June 30, 2009	Period Ended December 31, 2008[1]	Period Ended June 30, 2009[7]

Net asset value, beginning of period	$6.27	$10.00	$6.88

Income from investment operations:
Net investment income	0.07 [2]	0.00 [2,3]	0.01 [2]
Net realized and unrealized gain (loss) on investments	0.65	(3.33)	0.10

Total from investment operations	0.72	(3.33)	0.11

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00
Return of capital	0.00	(0.40)	0.00

Total distributions	0.00	(0.40)	0.00

Net asset value, end of period	$6.99	$6.27	$6.99

Total return	11.48%[4,5]	(33.11)%[4,5]	1.60%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$42.3	$59.3	$22.5

Ratio of operating expenses to average net assets	1.55%[6]	1.54%[6]	1.30%[6]
Less: Expense reimbursements from Adviser	(0.20)%[6]	(0.19)%[6]	(0.20)%[6]

Ratio of net expenses to average net assets	1.35%[6]	1.35%[6]	1.10%[6]

Ratio of net investment income to average net assets	2.15%[6]	0.01%[6]	1.94%[6]
Portfolio turnover rate	15.53%[4]	35.43%[4]	15.53%[4]

[1]	For the period July 1, 2008 (Commencement of Operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[6]	Annualized.
[7]	For the period June 1, 2009 (Commencement of Operations) to June 30, 2009.

See Notes to Financial Statements.	27

Baron Select Funds	June 30, 2009

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES	INSTITUTIONAL SHARES
	Six Months Ended June 30, 2009[1]	Period Ended June 30, 2009[6]

Net asset value, beginning of period	$10.00	$11.13

Income from investment operations:
Net investment income	0.04 [2]	0.00 [2,7]
Net realized and unrealized gain (loss) on investments	1.03	(0.05)

Total from investment operations	1.07	(0.05)

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of period	$11.07	$11.08

Total return	10.70%[3,4]	(0.45)%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$4.9	$15.3

Ratio of operating expenses to average net assets	2.33%[5]	2.07%[5]
Less: Expense reimbursements from Adviser	(0.83)%[5]	(0.82)%[5]

Ratio of net expenses to average net assets	1.50%[5]	1.25%[5]

Ratio of net investment income (loss) to average net assets	0.82%[5]	(0.10)%[5]
Portfolio turnover rate	24.32%[3]	24.32%[3]

[1]	For the period January 1, 2009 (Commencement of Operations) to June 30, 2009.
[2]	Based on average shares outstanding.
[3]	Not Annualized.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Annualized.
[6]	For the period June 1, 2009 (Commencement of Operations) to June 30, 2009.
[7]	Less than $0.01 per share.

28	See Notes to Financial Statements.

June 30, 2009	Baron Select Funds

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009 (June 1, 2009 to June 30, 2009 for the Institutional Shares).

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20091

	Actual Total Return		Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]

Baron Partners Fund — Retail Shares	4.10%		$1,000.00	$1,040.98	1.46%	$7.39

Baron Partners Fund — Institutional Shares[4]	0.32%		$1,000.00	$1,003.16	1.26%	$1.04

Baron Retirement Income Fund — Retail Shares	11.48%		$1,000.00	$1,114.83	1.35%	$7.08

Baron Retirement Income Fund — Institutional Shares[4]	1.60%		$1,000.00	$1,015.99	1.10%	$0.91

Baron International Growth Fund — Retail Shares	10.70%		$1,000.00	$1,107.00	1.50%	$7.84

Baron International Growth Fund — Institutional Shares[4]	(0.45%	)	$1,000.00	$995.51	1.25%	$1.03

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]

Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,017.55	1.46%	$7.30

Baron Partners Fund — Institutional Shares[4]	5.00%	$1,000.00	$1,003.07	1.26%	$1.04

Baron Retirement Income Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Baron Retirement Income Fund — Institutional Shares[4]	5.00%	$1,000.00	$1,003.21	1.10%	$0.91

Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	1.50%	$7.50

Baron International Growth Fund — Institutional Shares[4]	5.00%	$1,000.00	$1,003.08	1.25%	$1.03

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.

[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2009, includes 1.44% and 1.17% for net operating expenses and 0.02% and 0.09% for interest expense for the Retail and Institutional Classes, respectively.

[3]

Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	For the period June 1, 2009 (Commencement of Operations) to June 30, 2009.

Baron Partners Fund	June 30, 2009

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR THE BARON PARTNERS FUND SERIES BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 12, 2009 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for the Baron Partners Fund series of the Trust (the “Fund”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in separate session to discuss and consider the renewal of the advisory contract for the Fund. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreement for the Fund for an additional one year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Fund and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Fund as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Fund and its comparison to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Fund, the personnel and systems necessary for the implementation of investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Fund; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and that the Fund was likely to continue to benefit from those services provided under the advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

As part of its consideration of the investment performance of the Fund and the Adviser, the Board took into account reports prepared by an independent consultant and data supplied by independent data service providers. Performance of the Fund was compared to the performance of peer group funds managed by other advisers over comparable periods, and the expenses of the Fund were compared to the expenses of other funds. The Board considered total return and expense ratios of the Fund and of similar funds, and compared the annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that the Fund’s more recent absolute performance was explained by the unprecedented negative global reaction to equity securities, generally. The Board also concluded that the Fund and its shareholders had benefited over the long-term from the Adviser’s investment management of the Fund.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratio, of the Fund against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratio for the Fund was comparable to the total expense ratios of the funds against which it was compared.

The Board also considered the Adviser’s management fees for other public pooled investment vehicles for which the Adviser serves as a sub-adviser and the basis of compensation for separate accounts and private funds managed by an affiliated adviser. While the fees for the other funds and accounts are

June 30, 2009	Baron Partners Fund

the same as, or lower than, the fees for the Fund, the Adviser or its affiliate performs only portfolio management services for those clients and does not provide many other services provided to the Fund. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support. The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Fund.

The Board also considered the costs of portfolio management, including the types of investments made for the Fund, the personnel and systems necessary to implement investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Fund.

The Board concluded that the management fee, as well as the total expenses paid by the Fund to the Adviser and its affiliate, were reasonable in light of the services provided and the long-term performance of the Fund over various time periods.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders. The Board considered that the Fund does not have breakpoint fees. The Board considered that the small- and mid-cap investment strategy required more attention by the Adviser than a strategy that involved other types of investing, particularly as the assets increase in size. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board concluded that based on the considerable reinvestment by the Adviser to support the Fund, including the continued increase in number of quality professional staff, the Fund’s management fee structure was reasonable. The Board will continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest further to support the Fund.

After due consideration of the above enumerated factors and additional factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Fund’s investment advisory agreement was in the best interests of the Fund and its shareholders.

Baron International Growth Fund	June 30, 2009

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR THE BARON INTERNATIONAL GROWTH FUND SERIES BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on October 27, 2008 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for the Baron International Growth Fund series of the Trust (the “Fund”). The members of the Board who are not affiliated with the Adviser (the “Independent Trustees”) met in separate session to discuss and consider the approval of the proposed advisory contract for the Fund. The Trustees received a substantial amount of information from the Adviser and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial two year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as other information they received. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of performance of the services to be provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services to be provided to the Fund and the support services to be provided to the Board;

•	The Adviser’s investment principles and processes;

•	The estimated total expense ratio of the Fund and its comparison to similar funds managed by other advisers; and

•	Any additional services to be provided by the Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate and that the Fund was likely to benefit from those services to be provided under the advisory agreement with the Adviser.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

As part of its consideration of the cost of services to be provided, the Board examined the fees to be charged by the Adviser as compared to the fees charged by comparable funds, based on information provided by the Adviser. The information considered by the Board compared the proposed fees and expenses, as well as the estimated total expense ratio, of the Fund against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies.

The Board also considered the Adviser’s management fees for other public pooled investment vehicles for which the Adviser serves as a sub-adviser and the basis of compensation for separate accounts and private accounts managed by an affiliated adviser. While the fees for the other funds and accounts are the same as, or lower than, the proposed fees for the Fund, the Adviser performs only portfolio management services for those clients and does not provide many of the other services to be provided to the Fund. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support.

In addition, the Board also considered the financial condition of the Adviser and its affiliates. Since the Fund had not commenced operations and the eventual aggregate amount of the Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliate from their relationships with the Fund.

The Board concluded that the proposed management fee, as well as the estimated total expenses to be paid by the Fund to the Adviser and its affiliates, were reasonable in light of the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund had not commenced operations and the eventual aggregate amount of the Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the advisory contract for the Fund.

After due consideration of the above enumerated factors, and additional factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Fund’s investment advisory agreement was in the best interests of the Fund and its shareholders.

Notes

Notes

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

JUN09

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Certifications pursuant to Section 302 of the Sarbanes Oxley Act of 2002.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 14, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 14, 2009

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: August 14, 2009

A signed original of this written statement has been provided to Baron Select Funds and will be retained by Baron Select Funds and furnished to the Securities Exchange Commission or its staff upon request.